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                        PAINEWEBBER S&P 500 INDEX FUND

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber S&P 500 Index Fund ("Fund") is a diversified series of PaineWebber Index Trust ("Trust"), an open-end management investment company organized as Delaware business trust. The Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Price Index ("S&P 500 Index"), before fees and expenses.

  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser, administrator and distributor for the Fund. As distributor, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of the Fund shares.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus dated November 1, 1997, as revised January 21, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm. This Statement of Additional Information is dated November 1, 1997, as revised January 21, 1998.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations. Except as indicated in the Prospectus or this Statement of Additional Information, there are no policy limitations on the Fund's ability to use the investments or techniques discussed in these documents.

  MONEY MARKET INSTRUMENTS. Money market instruments in which the Fund may invest include: U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) with total assets in excess of $1.5 billion at the time of purchase; interest-bearing savings deposits in U.S. commercial and savings banks with principal amounts not greater than are fully insured by the Federal Deposit Insurance Corporation (the aggregate amount of these deposits may not exceed 5% of the value of the Fund's assets); commercial paper and other short-term corporate obligations; and variable and floating-rate securities and repurchase agreements. In addition, the Fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent the Fund holds U.S. dollar-denominated securities of foreign issuers, such securities may not be registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Fund invests in securities of foreign issuers only if such securities are traded in the U.S. securities markets directly or through American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the
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Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

  Investment income and realized gains on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from banks or recognized securities dealers and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent.

  The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees (sometimes referred to as the "board"). Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's board. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

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  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board.

  LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

  Pursuant to procedures adopted by the board governing the Fund's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for the Fund. The board also has authorized the Fund to pay fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber has acted as lending agent.

  WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the Fund securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally

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based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions-- Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the Fund.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the Fund's shares present at a shareholders' meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

  The Fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and provided that the Fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


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    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.

  The Fund will not:

    (1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

    (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

  DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of derivative instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to simulate full investment by the Fund in the S&P 500 Index until the Fund's assets reach a level that permits investment directly in the common stocks represented in the S&P 500 Index or while retaining a cash balance for Fund management purposes, such as to provide liquidity to meet anticipated shareholder sales of Fund shares and for Fund operating expenses. As part of its use of Derivative Instruments for the Fund's cash management purposes, Mitchell Hutchins may attempt to reduce the risk of adverse price movements ("hedge") in the securities in the S&P 500 Index while investing cash received from investor purchases of Fund shares, to facilitate trading and selling securities to meet shareholder redemptions. Mitchell Hutchins may also use Derivative Instruments to reduce transaction costs for the Fund. The Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these derivative contracts will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Fund are described below.

    OPTIONS ON SECURITIES INDEXES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of

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  cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  GENERAL DESCRIPTION OF STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the Fund security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors.

  Derivative Instruments also can be used to increase or reduce the Fund's exposure to the stocks in the S&P 500 Index without buying or selling those securities.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other derivative contracts and hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, or other derivative contracts and techniques are developed. Mitchell Hutchins may utilize these opportunities for the Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in its Prospectus.


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  SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of
Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.

    The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    (3) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options on securities on which it is permitted to invest and indices of those securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell

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the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the Fund investment, the time remaining until expiration, the relationship of the exercise price to the market price of the Fund investment, the historical price volatility of the Fund investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase and write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the Fund investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  Generally, the OTC debt options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) The Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.

    (2) The aggregate value of securities underlying put options written by the Fund determined as of the date the put options are written will not exceed 50% of its net assets.

    (3) The aggregate premiums paid on all options (including options on securities, stock indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of its net assets.

  FUTURES. The Fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

    (2) The aggregate premiums paid on all options (including options on securities, stock indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of its net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of its total assets.

            TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                  DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Margo N. Alexander*; 50  Trustee and         Mrs. Alexander is president,
                          President           chief executive officer and a
                                              director of Mitchell Hutchins
                                              (since January 1995) and an ex-
                                              ecutive vice president and a di-
                                              rector of PaineWebber. Mrs. Al-
                                              exander is president and a di-
                                              rector or trustee of 30 invest-
                                              ment companies for which Mitch-
                                              ell Hutchins or PaineWebber
                                              serves as investment adviser.

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                 DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Richard Q. Armstrong; 62 Trustee             Mr. Armstrong is chairman and
 78 West Brother Drive                        principal of RQA Enterprises
 Greenwich, CT 06830                          (management consulting firm)
                                              (since April 1991 and principal
                                              occupation since March 1995).
                                              Mr. Armstrong is also a direc-
                                              tor of Hi Lo Automotive, Inc.
                                              He was chairman of the board,
                                              chief executive officer and co-
                                              owner of Adirondack Beverages
                                              (producer and distributor of
                                              soft drinks and sparkling/still
                                              waters) (October 1993-March
                                              1995). He was a partner of the
                                              New England Consulting Group
                                              (management consulting firm)
                                              (December 1992-September 1993).
                                              He was managing director of
                                              LVMH U.S. Corporation (U.S.
                                              subsidiary of the French luxury
                                              goods conglomerate, Louis
                                              Vuitton Moet Hennessey Corpora-
                                              tion) (1987-1991) and chairman
                                              of its wine and spirits subsid-
                                              iary, Schieffelin & Somerset
                                              Company (1987-1991). Mr. Arm-
                                              strong is a director or trustee
                                              of 29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 E. Garrett Bewkes, Jr.*; Trustee and         Mr. Bewkes is a director of
 71                       Chairman of the     Paine Webber Group Inc. ("PW
                          Board of Trustees   Group") (holding company of
                                              PaineWebber and Mitchell
                                              Hutchins). Prior to December
                                              1995, he was a consultant to PW
                                              Group. Prior to 1988, he was
                                              chairman of the board, presi-
                                              dent and chief executive offi-
                                              cer of American Bakeries Compa-
                                              ny. Mr. Bewkes is a director of
                                              Interstate Bakeries Corporation
                                              and NaPro BioTherapeutics, Inc.
                                              Mr. Bewkes is a director of
                                              trustee of 30 investment compa-
                                              nies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Richard R. Burt; 50      Trustee             Mr. Burt is chairman of IEP Ad-
 1275 Pennsylvania                            visors, Inc. (international in-
 Avenue, N.W.                                 vestments and consulting firm)
 Washington, D.C. 20004                       (since March 1994) and a part-
                                              ner of McKinsey & Company (man-
                                              agement consulting firm) (since
                                              1991). He is also a director of
                                              American Publishing Company and
                                              Archer-Daniels-Midland Co. (ag-
                                              ricultural commodities). He was
                                              the chief negotiator in the
                                              Strategic Arms Reduction Talks
                                              with the former Soviet Union
                                              (1989-1991) and the U.S. Ambas-
                                              sador to the Federal Republic
                                              of Germany (1985-1989). Mr.
                                              Burt is a director or trustee
                                              of 29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                 DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Mary C. Farrell*; 48     Trustee             Ms. Farrell is a managing di-
                                              rector, senior investment
                                              strategist and member of the
                                              Investment Policy Committee of
                                              PaineWebber. Ms. Farrell joined
                                              PaineWebber in 1982. She is a
                                              member of the Financial Women's
                                              Association and Women's Eco-
                                              nomic Roundtable, and appears
                                              as a regular panelist on Wall
                                              $treet Week with Louis
                                              Rukeyser. She also serves on
                                              the Board of Overseers of New
                                              York University's Stern School
                                              of Business. Ms. Farrell is a
                                              director or trustee of 29 in-
                                              vestment companies for which
                                              Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Meyer Feldberg; 55       Trustee             Mr. Feldberg is Dean and Pro-
 Columbia University                          fessor of Management of the
 101 Uris Hall                                Graduate School of Business,
 New York, New York 10027                     Columbia University. Prior to
                                              1989, he was president of the
                                              Illinois Institute of Technolo-
                                              gy. Dean Feldberg is also a di-
                                              rector of K-III Communications
                                              Corporation, Federated Depart-
                                              ment Stores, Inc. and Revlon,
                                              Inc. Dean Feldberg is a direc-
                                              tor or trustee of 29 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 George W. Gowen; 68      Trustee             Mr. Gowen is a partner in the
 666 Third Avenue                             law firm of Dunnington,
 New York, New York 10017                     Bartholow & Miller. Prior to
                                              May 1994, he was a partner in
                                              the law firm of Fryer, Ross &
                                              Gowen. Mr. Gowen is a director
                                              of Columbia Real Estate Invest-
                                              ments, Inc. Mr. Gowen is a di-
                                              rector or trustee of 29 invest-
                                              ment companies for which Mitch-
                                              ell Hutchins or PaineWebber
                                              serves as investment adviser.

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                 DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Frederic V. Malek; 61    Trustee             Mr. Malek is chairman of Thayer
 1445 Pennsylvania                            Capital Partners (merchant
 Avenue, N.W.                                 bank). From January 1992 to No-
 Suite 350                                    vember 1992, he was campaign
 Washington, D.C. 20004                       manager of Bush-Quayle '92.
                                              From 1990 to 1992, he was vice
                                              chairman and, from 1989 to
                                              1990, he was president of
                                              Northwest Airlines Inc., NWA
                                              Inc. (holding company of North-
                                              west Airlines Inc.) and Wings
                                              Holdings Inc. (holding company
                                              of NWA Inc.). Prior to 1989, he
                                              was employed by the Marriott
                                              Corporation (hotels, restau-
                                              rants, airline catering and
                                              contract feeding), where he
                                              most recently was an executive
                                              vice president and president of
                                              Marriott Hotels and Resorts.
                                              Mr. Malek is also a director of
                                              American Management Systems,
                                              Inc. (management consulting and
                                              computer-related services), Au-
                                              tomatic Data Processing Inc.,
                                              CB Commercial Group, Inc. (real
                                              estate services), Choice Hotels
                                              International (hotel and hotel
                                              franchising), FPL Group, Inc.
                                              (electric services), Integra,
                                              Inc. (bio-medical), Manor Care,
                                              Inc. (health care), National
                                              Education Corporation and
                                              Northwest Airlines Inc. Mr.
                                              Malek is a director or trustee
                                              of 29 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Carl W. Schafer; 61      Trustee             Mr. Schafer is president of the
 P.O. Box 1164                                Atlantic Foundation (charitable
 Princeton, NJ 08542                          foundation supporting mainly
                                              oceanographic exploration and
                                              research). He is a director of
                                              Roadway Express, Inc. (truck-
                                              ing), The Guardian Group of Mu-
                                              tual Funds, Evans Systems, Inc.
                                              (motor fuels, convenience store
                                              and diversified company), Elec-
                                              tronic Clearing House, Inc.
                                              (financial transactions
                                              processing), Wainoco Oil Corpo-
                                              ration and Nutraceutix, Inc.
                                              (biotechnology). Prior to Janu-
                                              ary 1993, Mr. Schafer was
                                              chairman of the Investment Ad-
                                              visory Committee of the Howard
                                              Hughes Medical Institute. Mr.
                                              Schafer is a director or
                                              trustee of 29 investment compa-
                                              nies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 T. Kirkham Barneby; 51   Vice President      Mr. Barneby is a managing di-
                                              rector and chief investment of-
                                              ficer--quantitative investments
                                              of Mitchell Hutchins. Prior to
                                              September 1994, he was a senior
                                              vice president at Vantage
                                              Global Management. Prior to
                                              June 1993, he was a senior vice
                                              president at Mitchell Hutchins.
                                              Mr. Barneby is a vice president
                                              of six investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                 DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Ann E. Moran; 40         Vice President and  Ms. Moran is a vice president
                          Assistant Treasurer and manager of the mutual fund
                                              finance division of Mitchell
                                              Hutchins. Ms. Moran is a vice
                                              president and assistant trea-
                                              surer of 30 investment compa-
                                              nies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Dianne E. O'Donnell; 45  Vice President and  Ms. O'Donnell is a senior vice
                          Secretary           president and deputy general
                                              counsel of Mitchell Hutchins.
                                              Ms. O'Donnell is a vice presi-
                                              dent and secretary of 29 in-
                                              vestment companies and vice
                                              president and assistant secre-
                                              tary of one investment company
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Emil Polito; 37          Vice President      Mr. Polito is a senior vice
                                              president and director of oper-
                                              ations and control for Mitchell
                                              Hutchins. From March 1991 to
                                              September 1993 he was director
                                              of the Mutual Funds Sales Sup-
                                              port and Service Center for
                                              Mitchell Hutchins and
                                              PaineWebber. Mr. Polito is a
                                              vice president of 30 investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.
 Victoria E. Schonfeld;   Vice President      Ms. Schonfeld is a managing di-
 47                                           rector and general counsel of
                                              Mitchell Hutchins. Prior to May
                                              1994, she was a partner in the
                                              law firm of Arnold & Porter.
                                              Ms. Schonfeld is a vice presi-
                                              dent of 29 investment companies
                                              and vice president and secre-
                                              tary of one investment company
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Paul H. Schubert; 34     Vice President and  Mr. Schubert is a first vice
                          Treasurer           president and the director of
                                              the mutual fund finance divi-
                                              sion of Mitchell Hutchins. From
                                              August 1992 to August 1994, he
                                              was a vice president of Black-
                                              Rock Financial Management L.P.
                                              Prior to August 1992, he was an
                                              audit manager with Ernst &
                                              Young LLP. Mr. Schubert is a
                                              vice president and treasurer of
                                              30 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Barney A. Taglialatela;  Vice President and  Mr. Taglialatela is a vice
 36                       Assistant Treasurer president and manager of the
                                              mutual fund finance division of
                                              Mitchell Hutchins. Prior to
                                              February 1995, he was a manager
                                              of the mutual fund finance di-
                                              vision of Kidder Peabody Asset
                                              Management Inc. Mr.
                                              Taglialatela is a vice presi-
                                              dent and assistant treasurer of
                                              30 investment companies for
                                              which Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.

                           POSITION WITH THE     BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS*; AGE         TRUST                 DIRECTORSHIPS
  ----------------------   -----------------     --------------------------
 Keith A. Weller; 36      Vice President and  Mr. Weller is a first vice
                          Assistant Secretary president and associate general
                                              counsel of Mitchell Hutchins.
                                              Prior to May 1995, he was an
                                              attorney in private practice.
                                              Mr. Weller is a vice president
                                              and assistant secretary of 29
                                              investment companies for which
                                              Mitchell Hutchins or
                                              PaineWebber serves as invest-
                                              ment adviser.
 Ian W. Williams; 40      Vice President and  Mr. Williams is a vice presi-
                          Assistant Treasurer dent and manager of the mutual
                                              fund finance division of Mitch-
                                              ell Hutchins. Mr. Williams is a
                                              vice president and assistant
                                              treasurer of 30 investment com-
                                              panies for which Mitchell
                                              Hutchins or PaineWebber serves
                                              as investment adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019. Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust pays trustees who are not "interested persons" of the Trust $1,000 for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust has only one series and thus pays each such trustee $1,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own no outstanding shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and the Fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below shows the estimated compensation to be paid to each trustee during the current fiscal year and the compensation of those trustees from other PaineWebber funds during the calendar year ended December 31, 1997.

                             COMPENSATION TABLE(1)

                                                     ESTIMATED         TOTAL
                                                     AGGREGATE     COMPENSATION
                                                   COMPENSATION    FROM THE FUND
NAME OF PERSON, POSITION(1)                      FROM THE TRUST(2)  COMPLEX(3)
---------------------------                      ----------------- -------------
Richard A. Armstrong, Trustee...................       1,750          $94,885
Richard R. Burt, Trustee........................       1,750           87,085
Meyer Feldberg, Trustee.........................       2,550          117,853
George W. Gowen, Trustee........................       1,750          101,567
Frederic V. Malek, Trustee......................       1,750           95,845
Carl W. Schafer, Trustee........................       1,750           94,885

--------
(1) Only independent members of the board are compensated by the Trust and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.
(2) Estimated for the initial fiscal year of the Trust.
(3) Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a pension or retirement plan.

  PRINCIPAL HOLDERS OF SECURITIES. As of November 1, 1997, Mitchell Hutchins held all outstanding securities of the Fund and thus may be deemed a controlling person of the Fund until additional shareholders purchase shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to the Fund pursuant to a contract (the "Advisory Contract") with the Trust dated October 14, 1997. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the Fund; and (22) fees or expenses related to license agreements with respect to securities indices.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Trust's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.

  NET ASSETS. The following table shows the approximate net assets as of December 31, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
   INVESTMENT CATEGORY                                                  $ MIL
   -------------------                                                ----------
   Domestic (excluding Money Market)................................. $ 6,583.7
   Global............................................................   3,335.0
   Equity/Balanced...................................................   5,054.7
   Fixed Income (excluding Money Market).............................   4,864.0
     Taxable Fixed Income............................................   3,281.4
     Tax-Free Fixed Income...........................................   1,582.6
   Money Market Funds................................................  25,879.6

  PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber Funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Fund's Class A and Class Y shares under a distribution contract with the Trust ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under an exclusive dealer agreement between Mitchell Hutchins and PaineWebber relating to the Class A and Class Y shares ("Exclusive Dealer Agreement"), PaineWebber and its correspondent firms sell the Fund's shares.

  Under a plan of distribution pertaining to the Class A shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan" or "Plan"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.05% of the average daily net assets of Class A shares of the Fund. The Fund pays Mitchell Hutchins no distribution fees with respect to its Class A shares. There is no distribution plan with respect to Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

  Among other things, the Class A Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding Class A shares of the Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plan to the board, Mitchell Hutchins allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of the other class of the Fund's shares.

  In approving the Class A Plan for the Fund, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption of shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive continuing service fees, while their customers invest their entire purchase payments immediately in Class A shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder and service-related expenses and costs.

  With respect to the Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees. The board also considered the benefits that would accrue to Mitchell Hutchins under the Plan in that Mitchell Hutchins would receive service and advisory fees which are calculated based upon a percentage of the average net assets of the Fund, which would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins generally seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the board, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide that Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. Mitchell Hutchins estimates that the Fund's annual portfolio turnover rate will not exceed 50% during its first fiscal year.

                   REDEMPTION INFORMATION AND OTHER SERVICES

  REDEMPTION INFORMATION. If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

  The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the

SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $25,000 for Class A shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semiannual or annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA)(R)

  Shares of PaineWebber mutual funds, including the Fund (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder continually to invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

  PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, deemphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

  PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $50 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                              VALUATION OF SHARES

  The Fund determines its net asset value per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued at amortized cost, unless the board determines that this does not represent fair value). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

   P(1 + T)/n/  =  ERV
    where: P    =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
           T    =  average annual total return of shares of that class
           n    =  number of years
         ERV    =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited to) the S&P 500 Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers

Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Brothers Non-U.S. Dollar Index, the Salomon Brothers Non-U.S. World Government Bond Index, the Salomon Brothers World Government Index, other similar Salomon Brothers indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the Fund may have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

  The Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.*

             Common Stocks        U.S. LT        U.S. 30 Day     Inflation
                                   Gvt TR          TBill TR
-------------------------------------------------------------------------
1925                 10000           10000            10000      10000
                     11162           10777            10327       9851
                     15347           11739            10649       9646
                     22040           11751            11028       9553
                     20185           12153            11552       8572
1930                 15159           12719            11830       8994
                      8590           12044            11957       8138
                      7886           14073            12072       7300
                     12144           14062            12108       7337
1934                 11968           15472            12128       7466
                     17674           16243            12148       7710
                     23669           17464            12170       7803
                     15379           17504            12207       8045
1938                 20165           18473            12205       7821
                     20082           19570            12208       7784
                     18117           20761            12208       7859
                     16017           20955            12216       8622
1942                 19275           21829            12248       9423
                     24267           22080            12291       9721
                     29060           22702            12332       9926
                     39649           25139            12372      10149
1946                 36449           25113            12418      11993
                     38529           24454            12478      13073
                     40649           25285            12580      13426
                     48287           26916            12718      13184
1950                 63601           26932            12870      13948
                     78875           25873            13063      14767
                     93363           26173            13279      14898
                     92439           27125            13521      14991
1954                141084           29075            13638      14916
                    185614           28699            13852      14972
                    197783           27096            14193      15400
                    176457           29117            14639      15866
1958                252975           27342            14864      16145
                    283219           26725            15303      16387
                    284549           30407            15711      16629
                    361060           30703            16045      16741
1962                329545           32818            16483      16946
                    404685           33216            16997      17225
                    471388           34381            17598      17430
                    530081           34625            18289      17765
1966                476737           35889            19159      18361
                    591038           32594            19966      18920
                    658415           32509            21005      19814
                    600590           30860            22388      21024
1970                624653           34596            23849      22179
                    714058           39173            24895      22924
                    849559           41400            25851      23706
                    725003           40942            27643      25792
1974                533110           42725            29855      28939
                    731443           46853            31588      30969
                    905842           54470            33193      32458
                    840766           54095            34893      34656
1978                895922           53458            37398      37784
                   1061126           52799            41279      42812
                   1405137           50715            45917      48120
                   1336161           51657            52671      52421
1982               1622226           72507            68224      54451
                   1987451           72979            63347      56518
                   2111991           84274            69588      58753
                   2791166          110371            74960      60968
1986               3306709          137446            79580      61657
                   3479675          133716            83929      64376
                   4064583          146650            89257      67221
                   5344555          173215            96728      70345
1990               5174990          183924           104286      74640
                   6755922          219420           110121      76927
                   7274115          237092           113982      79159
                   8000785          280339           117284      81334
1994               8105379          258556           121882      83510
                  11139184          340436           128681      85630
                  13709459          337265           135381      88475
1997              18272762          390736           142496      90092
--------

* Source: Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

  The chart is shown for illustrative purposes only and does not represent the Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

  Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1925 to 1997, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $18,272,762, significantly more than any other investment.

                                     TAXES

  To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) through the end of its current taxable year the Fund must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures that were held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund and payable to shareholders of record on a date in December of any year will be deemed to have been paid by the Fund and received by the shareholders on the last day of that month if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

  If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The use of hedging strategies using Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

  Certain options and futures in which the Fund may invest will be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. It is not entirely clear, as of the date of this Statement of Additional Information, whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain (the excess of net long-term capital gain over net short-term capital loss) enacted by the Taxpayer Relief Act of 1997--20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months--instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

  If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale of such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                               OTHER INFORMATION

  The Trust is a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide the shares of any series into classes, and the costs of doing so will be borne by the Trust. The Trust currently consist of one series with two classes of shares.

  Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the Fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the Fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  Shareholders of the Fund are entitled to participate equally in the dividends and other distributions from, and the proceeds of any liquidation of, the Fund, except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable and have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust. Shareholders have non-cumulative voting rights. A shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

  CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses to the specific classes of the Fund's shares to which those expenses are attributable.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                             FINANCIAL STATEMENTS

                            PAINEWEBBER INDEX TRUST

                        PAINEWEBBER S&P 500 INDEX FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 9, 1997

   ASSETS:
     Cash............................................................ $100,000
     Deferred organizational expenses................................  145,000
     Prepaid expenses................................................   90,150
                                                                      --------
       Total assets..................................................  335,150
                                                                      --------
   LIABILITIES:
     Organizational expenses payable.................................  145,000
     Payable to adviser..............................................   90,150
                                                                      --------
       Total liabilities.............................................  235,150
                                                                      --------
   Net Assets (beneficial interest, $0.001 par value, issued and outstanding)..................................................... $100,000
                                                                      ========
   CLASS A:
   Net Assets........................................................ $ 50,000
                                                                      --------
   Shares outstanding................................................    4,000
                                                                      --------
   Net asset value, offering price and redemption value per share.... $  12.50
                                                                      ========
   CLASS Y:
   Net Assets........................................................ $ 50,000
                                                                      --------
   Shares outstanding................................................    4,000
                                                                      --------
   Net asset value, offering price and redemption value per share.... $  12.50
                                                                      ========

ORGANIZATION

  PaineWebber S&P 500 Index Fund ("Fund") is a diversified series of PaineWebber Index Trust ("Trust"), an open-end management investment company organized as a Delaware business trust on May 27, 1997. The Fund has had no operations other than the sale to Mitchell Hutchins Asset Management ("Mitchell Hutchins"), the investment adviser, a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), of 4,000 shares of beneficial interest of Class A for the amount of $50,000, and 4,000 shares of beneficial interest of Class Y for the amount of $50,000, on October 6, 1997. The Fund currently offers two classes of shares. Each class is sold without any initial sales charges, and without any contingent deferred sales charge. Each class represents assets of the Fund, and the classes are identical except for differences in ongoing service fees and certain transfer agency expenses. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  Costs incurred and to be incurred in connection with the organization and initial registration of the Trust will be paid initially by Mitchell Hutchins; however, the Trust will reimburse Mitchell Hutchins for such costs. Such organizational costs, estimated at $145,000, will be deferred and amortized by the Fund on the straight line method over a period not to exceed 60 months from the date the Fund commences investment operations.

MANAGEMENT AGREEMENT

  Mitchell Hutchins acts as the investment adviser and administrator to the Fund pursuant to a contract (the "Advisory Contract") with the Trust dated October 14, 1997. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.20% of average daily net assets.

  Through the Fund's first fiscal year ending May 31, 1998, Mitchell Hutchins has agreed voluntarily to waive its fee and reimburse Fund expenses, if necessary, so that the total annual operating expenses do not exceed 0.40% of average annual net assets for Class A shares and 0.35% of average annual net assets for Class Y shares. Class Y shares are currently offered for sale only to limited groups of investors.

DISTRIBUTION ARRANGEMENTS

  Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Fund's Class Y shares. Under the distribution plan for Class A shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.05% of the average daily net assets of Class A shares.

                        REPORT OF INDEPENDENT AUDITORS

Shareholder and Board of Trustees
PaineWebber S&P 500 Index Fund

  We have audited the accompany statement of assets and liabilities of the PaineWebber S&P 500 Index Fund as of October 9, 1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of PaineWebber S&P 500 Index Fund at October 9, 1997, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

New York, New York
October 9, 1997

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

Investment Policies And Restrictions........................................   1
Strategies Using Derivative Instruments.....................................   5
Trustees And Officers; Principal Holders Of Securities......................  10
Investment Advisory And Distribution Arrangements...........................  16
Portfolio Transactions......................................................  18
Redemption Information And Other Services...................................  19
Valuation Of Shares.........................................................  22
Performance Information.....................................................  22
Taxes.......................................................................  24
Other Information...........................................................  25
Financial Statements........................................................  27

(C)1998 PaineWebber Incorporated
                                                                     PAINEWEBBER
                                                              S&P 500 INDEX FUND


--------------------------------------------------------------------------------
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                            NOVEMBER 1, 1997, AS
                                                        REVISED JANUARY 21, 1998


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